Exhibit 99.2

SILVER SPIKE INVESTMENT CORP. ANNOUNCES AGREEMENT TO ACQUIRE LOAN PORTFOLIO FROM CHICAGO ATLANTIC

NEW YORK, February 20, 2024 (GLOBE NEWSWIRE) — Silver Spike Investment Corp. (the “Company”) (Nasdaq: SSIC), a specialty finance company that has elected to be treated as a business development company, today announced that it entered into a definitive agreement with Chicago Atlantic Loan Portfolio, LLC (“CALP”) for the purchase (the “Loan Portfolio Acquisition”) from CALP of a sizeable portfolio of loans (the “CALP Loan Portfolio”). The Company will acquire the CALP Loan Portfolio in exchange for newly issued shares of the Company’s common stock with a net asset value equal to the value of the CALP Loan Portfolio, each determined shortly before closing. The Loan Portfolio Acquisition is consistent with the Company’s new, broadened investment strategy, separately announced today.

The closing of the Loan Portfolio Acquisition is subject to certain customary closing conditions. Assuming satisfaction of the conditions to the transaction, the Loan Portfolio Acquisition is expected to close in mid-2024.

As of January 1, 2024, the CALP Loan Portfolio comprised 24 loans with an aggregate value of approximately $130 million. CALP has agreed to use reasonable best efforts to add 4 loans with an aggregate value of approximately $43 million to the CALP Loan Portfolio prior to the closing of the Loan Portfolio Acquisition. The Company and CALP may also agree to the addition of other loans to the CALP Loan Portfolio prior to the closing of the Loan Portfolio Acquisition. The addition of certain loans to the CALP Loan Portfolio requires third-party consents, and/or such loans may need to be acquired by CALP, and there can be no assurance that any additional loans will be added to the CALP Loan Portfolio prior to the closing of the Loan Portfolio Acquisition. Certain loans may also be removed from the CALP Loan Portfolio upon the agreement of the Company and CALP, or upon the repayment of the loans. The pro-forma information presented herein is based on data of the Company data as of September 30, 2023 and CALP Loan Portfolio data as of January 1, 2024.

Based on CALP Loan Portfolio data as of January 1, 2024, following the closing of the Loan Portfolio Acquisition, the Company is expected to have approximately $213 million in net assets, and investments in approximately 27 portfolio companies. As of the closing of the Loan Portfolio Acquisition, CALP is expected to own the majority of the Company’s common stock.

The Loan Portfolio Acquisition was unanimously approved by the board of directors of the Company (the “Board”), upon the recommendation of its special committee consisting solely of independent directors, which separately approved the transaction.

The Company’s present officers will continue to be a part of the Company’s management team following the Loan Portfolio Acquisition.

Scott Gordon, Chairman and Chief Executive Officer of the Company, said “We are very excited to announce the agreement for the Loan Portfolio Acquisition. We believe that the Loan Portfolio Acquisition is a compelling transaction that will enhance value for our stockholders, and we view the Loan Portfolio Acquisition as an important step on our path to achieving greater scale, trading liquidity and access to capital markets for the Company.”

Key Transactional Highlights

The Company believes that the Loan Portfolio Acquisition is compelling for stockholders for several reasons:

•	Increased scale and liquidity. The Loan Portfolio Acquisition would increase the Company’s scale meaningfully, with its net assets expected to increase from less than $100 million to approximately $213 million. The increased market capitalization of the Company following the Loan Portfolio Acquisition is anticipated to result in broader equity research coverage, greater trading liquidity, and the potential for increased institutional ownership of the Company.

•	Enhanced portfolio diversification. The Loan Portfolio Acquisition would reduce the sector concentration of the Company’s investment portfolio, as the Company would acquire loans to both cannabis and non-cannabis companies consistent with its broadened investment strategy. The Loan Portfolio Acquisition would reduce the Company’s investments in cannabis companies from 100% to approximately 71% of the net assets of the Company’s investment portfolio (excluding cash and cash equivalents). The Loan Portfolio Acquisition would also diversify the Company’s investment portfolio by increasing the number of portfolio companies from 6 to approximately 27, and reducing the average position size from approximately 17% to approximately 3% of the net assets of the Company’s investment portfolio (excluding cash and cash equivalents).

•	Improved access to debt and equity capital markets. The Loan Portfolio Acquisition is expected to provide the Company with improved access to more sources of debt capital, and better opportunities for future equity raises.

•	Accretive to Net Investment Income (NII). The Loan Portfolio Acquisition is expected to be accretive to the Company’s NII. This accretion is expected to be driven by the Company’s anticipated lower ratio of operating expenses, excluding investment advisory fees, over the net assets of the Company following the closing of the Loan Portfolio Acquisition.

Keefe, Bruyette & Woods, A Stifel Company, served as financial advisor and Kramer Levin Naftalis & Frankel LLP served as legal counsel to the special committee of the Board. Davis Polk & Wardwell LLP serves as legal counsel to the Company. Eversheds Sutherland (US) LLP serves as legal counsel to CALP.

Separately, Silver Spike Capital, LLC (“SSC” or the “Adviser”), the investment adviser of the Company, today announced that it separately entered into a definitive agreement with Chicago Atlantic BDC Holdings, LLC (together with its affiliates, “Chicago Atlantic”), the investment adviser of CALP, pursuant to which a joint venture between Chicago Atlantic and SSC would be created to combine and jointly operate SSC’s, and a portion of Chicago Atlantic’s, investment management businesses, subject to certain Company stockholder approvals and customary closing conditions (the “Joint Venture”). The Joint Venture would cause the automatic termination of the existing advisory agreement with SSC. As a result, the Board unanimously approved, upon the recommendation of its special committee, a new investment advisory agreement with SSC to take effect upon closing of the Joint Venture, subject to company stockholder approval. The new advisory agreement is identical, in all material respects, to the current agreement. Upon closing of the Joint Venture, the Company would be renamed Chicago Atlantic BDC, Inc. and SSC would be renamed Chicago Atlantic BDC Advisers, LLC.

Conference Call

The Company will host a conference call at 8:00 a.m. Eastern Time on Tuesday, February 20, 2024 to discuss the Loan Portfolio Acquisition. Participants may register for the call here. A live webcast of the call will also be available on the Company’s website at ssic.silverspikecap.com.

A presentation containing a discussion of the Loan Portfolio Acquisition will be referenced on the call and has been posted to the Company’s website at ssic.silverspikecap.com and filed with the Securities and Exchange Commission (the “SEC”).

A replay of the call will be available at ssic.silverspikecap.com by the end of the day on February 20, 2024.

About Silver Spike Investment Corp.

The Company is a specialty finance company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. The Company’s investment objective is to maximize risk-adjusted returns on equity for its shareholders by investing primarily in direct loans to privately held middle-market companies, with a focus on cannabis companies and other companies in the health and wellness sector. The Company is managed by SSC, an investment manager focused on the cannabis and alternative health and wellness industries. For more information, please visit ssic.silverspikecap.com.

Forward-Looking Statements

Some of the statements in this communication constitute forward-looking statements because they relate to future events, future performance or financial condition of the Company or the Loan Portfolio Acquisition. The forward-looking statements may include statements as to: future operating results of the Company and distribution projections; business prospects of the Company and the prospects of its portfolio companies; and the impact of the investments that the Company expects to make. In addition, words such as “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words indicate forward-looking statements, although not all forward-looking statements include these words. The forward-looking statements contained in this communication involve risks and uncertainties. Certain factors could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with (i) the timing or likelihood of the Loan Portfolio Acquisition closing; (ii) the ability to realize the anticipated benefits of the Loan Portfolio Acquisition; (iii) the percentage of Company stockholders voting in favor of the proposals submitted for their approval; (iv) the possibility that competing offers or acquisition proposals will be made; (v) the possibility that any or all of the various conditions to the consummation of the Loan Portfolio Acquisition may not be satisfied or waived; (vi) risks related to diverting management’s attention from ongoing business operations; (vii) the risk that stockholder litigation in connection with the Loan Portfolio Acquisition may result in significant costs of defense and liability; (viii) changes in the economy, financial markets and political environment, including the impacts of inflation and rising interest rates; (ix) risks associated with possible disruption in the operations of the Company or the economy generally due to terrorism, war or other geopolitical conflict (including the current conflict between Russia and Ukraine), natural disasters or global health pandemics, such as the COVID-19 pandemic; (x) future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities); (xi) changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets that could result in changes to the value of the Company’s assets; (xii) elevating levels of inflation, and its impact on the Company, on its portfolio companies and on the industries in which it invests; (xiii) the Company’s plans, expectations, objectives and intentions, as a result of the Loan Portfolio Acquisition; (xiv) the future operating results and net investment income projections of the Company; (xv) the ability of the Adviser to locate suitable investments for the Company and to monitor and administer its investments; (xvi) the ability of the Adviser or its affiliates to attract and retain highly talented professionals; (xvii) the business prospects of the Company and the prospects of its portfolio companies; (xviii) the impact of the investments that the Company expects to make; (xix) the expected financings and investments and additional leverage that the Company may seek to incur in the future; (xx) conditions in the Company’s operating areas, particularly with respect to business development companies or regulated investment companies; (xxi) the ability of CALP to obtain the necessary consents for, or otherwise identify and obtain additional loans for including in the CALP Loan Portfolio; (xxii) the regulatory requirements applicable to the transaction and any changes to the transaction necessary to comply with such requirements; (xxiii) the satisfaction or waiver of the conditions to the consummation of the transaction, and the possibility in that in connection that the closing will not occur or that it will be significantly delayed; (xxiv) the realization generally of the anticipated benefits of the Loan Portfolio Acquisition and the possibility that the Company will not realize those benefits, in part or at all; (xxv) the performance of the loans included in the CALP Loan Portfolio, and the possibility of defects or deficiencies in such loans notwithstanding the diligence performed by the Company and its advisors; (xxvi) the ability of the Company to realize cost savings and other management efficiencies in connection with the transaction as anticipated; (xxvii) the reaction of the trading markets to the transaction and the possibility that a more liquid market or more extensive analyst coverage will not develop for the Company as anticipated; (xxviii) the reaction of the financial markets to the transaction and the possibility that the Company will not be able to raise capital as anticipated; (xxix) the diversion of management’s attention from the Company’s ongoing business operations; (xxx) the risk of stockholder litigation in connection with the transaction; (xxxi) the strategic, business, economic, financial, political and governmental risks and other risk factors affecting the business of the Company and the companies in which it is invested as described in the Company’s public filings with the SEC and (xxxii) other considerations that may be disclosed from time to time in the Company’s publicly disseminated documents and filings. The Company has based the forward-looking statements included in this communication on information available to it on the date of this communication, and it assumes no obligation to update any such forward-looking statements. Although the Company undertakes no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that the Company may make directly to you or through reports that the Company in the future may file with the SEC, including the Proxy Statement/Prospectus, annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

Additional Information and Where to Find It

This communication relates to a proposed business combination involving the Company and CALP, along with the related proposals for which stockholder approval will be sought. In connection with the proposals, the Company intends to file relevant materials with the SEC, including a registration statement on Form N-14, which will include a proxy statement and a prospectus of the Company (the “Proxy Statement/Prospectus”). This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, AND OTHER DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE LOAN PORTFOLIO ACQUISITION AND THE PROPOSALS. Investors and security holders will be able to obtain the documents filed with the SEC free of charge at the SEC’s website, www.sec.gov, or from the Company’s website at ssic.silverspikecap.com.

Participants in the Solicitation

The Company and its directors, executive officers and certain other members of management and employees of the Adviser and its affiliates may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the Loan Portfolio Acquisition. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Company stockholders in connection with the Loan Portfolio Acquisition will be contained in the Proxy Statement/Prospectus when such document becomes available. This document may be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This communication is not, and under no circumstances is it to be construed as, a prospectus or an advertisement and the communication is not, and under no circumstances is it to be construed as, an offer to sell or a solicitation of an offer to purchase any securities in the Company or in any fund or other investment vehicle managed by the Adviser or any of its affiliates.

Contacts

Investors:

Bill Healy

Bill@silverspikecap.com

212-905-4933